UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Event Requiring Report:   April 24, 2002
                                                 ---------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Maryland                      000-27045                  36-4286069
----------------------------     ----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
of  Incorporation)                                           Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                          -----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  5.  OTHER  EVENTS.

     On December 7, 2001, the Company held a special meeting of its shareholders in accordance with a filed Form DEF 14A with the Securities and Exchange Commission whereby the shareholders voted on to effect a one-for-nine reverse split of its total issued and outstanding common stock and change the par value of the common stock from $0.001 per share to $0.009. The final vote as to said proposition was 10,312,876 votes for, 5,200 votes against, and 31,050 abstained. The Articles of Amendment which was filed on December 18, 2001 with the State Department of Assessments and Taxation of Maryland failed to reflect the change in the par value of the common stock from $0.001 per share to $0.009 due to typographical error. On April 24, 2002 the Company filed a Certificate of


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Correction to the Articles of Amendment with the State Department of Assessments and  Taxation  of  Maryland  to  reflect  the  prior  typographical  error.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          Exhibit No.   Document  Description
          ----------    ---------------------
              3.1       Articles of  Amendment  dated December 18, 2001 changing
                         the name of the Company to International Wireless, Inc. and effecting a one-for-nine reverse split of its stock.

             3.1(I) Certificate of Correction to the Articles of Amendment dated April 24, 2002.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2002                             International Wireless, Inc.
       ---------------                             ----------------------------
                                                   (Registrant)

                                                   /s/  Michael  Dewar
                                                   ----------------------------
                                                     Michael  Dewar,  COO  and
                                                     Secretary


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